EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

               In connection with the filing of the Quarterly Report on Form 10-QSB for the period ended September 30, 2007 as filed with the Securities and Exchange Commission (the “Report”) by Electro Energy Inc. (the “Registrant”), I, Timothy E. Coyne, Chief Financial Officer of the Registrant, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

/s/ Timothy E. Coyne

Name: Timothy E. Coyne
Title: Chief Financial Officer

Dated: November 14, 2007